DUNHAM FUNDS

Supplement dated October 4, 2022 to the Statutory Prospectus (the “Prospectus”),
Summary Prospectus, and Statement of Additional Information (the “SAI”), each dated March 1, 2022 as amended

This Supplement updates and supersedes any contrary information contained in the Prospectus, Summary Prospectus, and SAI.

Effective immediately, the section entitled “Sub-Adviser Portfolio Managers” on page 46 of the Prospectus is deleted in its entirety and replaced with the following:

Sub-Adviser Portfolio Managers: Joshua Lofgren, Portfolio Manager at MetLife, holds the primary responsibility for the day-to-day management of the Fund. Mr. Lofgren, who joined MetLife and its predecessor firm in 2012, began managing the Fund in 2018.

Effective immediately, the section entitled “Dunham Long/Short Credit Fund” beginning on page 86 of the Prospectus is deleted and replaced with the following:

MetLife Investment Management, LLC (“MetLife”) is located at One MetLife Way, Whippany, New Jersey 07981. MetLife is registered with the SEC as an investment adviser under the Investment Advisers Act of 1940, as amended (the “Advisers Act”). As of December 31, 2021, MetLife had approximately $669 billion in assets under management.

Joshua Lofgren, CFA

Portfolio Manager

Mr. Lofgren is a portfolio manager involved in high grade credit strategies and the Long / Short credit strategy at MetLife. Prior to joining MetLife in 2012, Mr. Lofgren worked in the securities division at Goldman Sachs in New York for nine years, working with institutional clients across a range of credit products, including investment grade and high yield credit, in both cash and derivative form. Mr. Lofgren has a Bachelor of Science in Business Administration with a concentration in finance from the University of Richmond and is a CFA charterholder.

Mr. Lofgren holds the primary responsibility for the day-to-day investment decisions of the Fund.

Effective immediately, references to Andrew Kronschnabel on pages 68 and 83 of the SAI are deleted.

If you have any questions, please contact the Dunham Funds at (888) 3DUNHAM (338-6426).

Investors Should Retain This Supplement For Future Reference